UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2024

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement

Dealer Manager Agreement

On September 23, 2024, Applied Digital Corporation (the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Preferred Capital Securities, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s proposed offering (the “Offering”) of up to 2,500,000 shares (the “Shares”) of Series E-1 Redeemable Preferred Stock, par value $0.001 per share (the “Series E-1 Preferred Stock”), on substantially the same terms as the prior Series E Offering (as defined below) as will be set forth in the Prospectus (as defined below). The Shares to be sold in the Offering will be issued pursuant to a Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of the Series E-1 Redeemable Preferred Stock (the “Certificate of Designations”) to be filed with the Secretary of State of the State of Nevada prior to the closing of the Offering.

As will be set forth in the Prospectus, the Series E-1 Preferred Stock will have substantially the same terms as the Series E Redeemable Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), previously issued to investors in several offerings (collectively, the “Series E Offering”) pursuant to the prospectus supplement, dated May 16, 2024, and a base prospectus, dated May 16, 2024, relating to the shelf registration statement on Form S-3 (File No. 333-279155) filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”). On September 23, 2024, the Company filed a registration statement on Form S-1 (File No. 333-282293) (the “Registration Statement”), including a preliminary prospectus, with the SEC under the Act to register the offer and sale of the Shares. As of the date of this Current Report on Form 8-K, the Registration Statement has not been declared effective by the SEC. If and when the Registration Statement has been declared effective by the SEC, the Shares will be offered and sold pursuant to the final prospectus contained in the Registration Statement (the “Prospectus”).

The Dealer Manager Agreement requires the Dealer Manager to use its reasonable best efforts to sell the Shares in the Offering pursuant to a subscription agreement or unit agreement as will be set forth in the Prospectus. Each Share will be sold at a public offering price of $25.00 per share (the “Stated Value”), subject to adjustment as will be set forth in the Prospectus. Subject to the terms, conditions and limitations described in the Dealer Manager Agreement, the Company will pay to the Dealer Manager a dealer manager fee in an amount equal to 2% of the Stated Value per Share sold in the Offering and a selling commission of up to 6% of the Stated Value per Share sold in the Offering. The Company may pay reduced selling commissions or may eliminate commissions or certain sales of the Series E-1 Preferred Stock, including the reduction or elimination of selling commissions in accordance with, and on the terms that will be set forth in, the Prospectus. The Company expects the Dealer Manager to authorize participating broker-dealers that are members of the Financial Industry Regulatory Authority to sell the Shares. The Dealer Manager may reallow all or a portion of its selling commission attributable to a participating broker-dealer. The Dealer Manager may also reallow a portion of its dealer manager fee earned on the proceeds raised by a participating broker-dealer, to such participating broker-dealer as a marketing fee.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including, but not limited to, those arising out of (i) untrue statements of a material fact contained in the Registration Statement, Prospectus or any amendment or supplement thereto relating to the Offering or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, Prospectus or any amendment or supplement thereto relating to the Offering.

Services Agreement

On September 23, 2024, the Company entered into the Amended and Restated Services Agreement (the “Amended and Restated Services Agreement”) with Preferred Shareholder Services, LLC (“PSS”), an affiliate of the Dealer Manager, pursuant to which PSS will provide certain non-distribution related support services to the Company relating to the Series E-1 Preferred Stock as well as certain services relating to the Series E Preferred Stock. The Amended and Restated Services Agreement amends and restates the Services Agreement entered into between the Company and PSS on May 16, 2024. The Company is responsible for payments due under the Amended and Restated Services Agreement. The services to be provided by PSS include, among other things, assistance with recordkeeping, communications with the holders of Series E-1 Preferred Stock and Series E Preferred Stock dealing with administrative matters, oversight and administration of an e-delivery program for communications to all affected parties, and facilitate and act as liaison to the transfer agent and other service providers for the holders of Series E-1 Preferred Stock and Series E Preferred Stock.

The foregoing descriptions of the Dealer Manager Agreement and the Amended and Restated Services Agreement are only summaries and are qualified in their entireties by references to the full texts of the Dealer Manager Agreement and the Amended and Restated Services Agreement, copies of which are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. The Registration Statement, including a preliminary prospectus, relating to the Shares has been filed with the SEC but has not yet become effective. The Shares may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective. A final prospectus relating to the Offering will be filed with the SEC. Electronic copies of the preliminary prospectus and the final prospectus may be obtained, when available, on the SEC’s website at www.sec.gov or by contacting Preferred Capital Securities, LLC at 3290 Northside Parkway, NW, Suite 800, Atlanta, Georgia 30327, by telephone at (855) 320-1414 or by e-mail at operations@pcsalts.com.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and the closing of the transaction described herein. These statements use words, and variations of words, such as “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers, (ii) statements of future economic performance and (iii) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: decline in demand for our products and services; the volatility of the crypto asset industry; the inability to comply with developments and changes in regulation; cash flow and access to capital; and maintenance of third party relationships. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1

Dealer Manager Agreement, dated as of September 23, 2024, by and between Applied Digital Corporation and Preferred Capital Securities, LLC (incorporated by reference to Exhibit 10.70 of the Company’s Registration Statement on Form S-1, filed with the SEC on September 23, 2024).

10.1	Amended and Restated Services Agreement, dated as of September 23, 2024, by and between Applied Digital Corporation and Preferred Shareholder Services, LLC (incorporated by reference to Exhibit 10.71 of the Company’s Registration Statement on Form S-1, filed with the SEC on September 23, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 27, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer